Exhibit 99.1

XPO Logistics Raises $1.26 Billion of Equity

Ontario Teachers’ Pension Plan, GIC and Public Sector Pension Investment Board increase their existing holdings in the company

GREENWICH, Conn. – June 1, 2015 – XPO Logistics, Inc. (NYSE: XPO) (the “company”) today announced that it has entered into definitive agreements with a group of global institutional investors to raise a total of $1.26 billion of equity. The company will receive all of the net proceeds and will use them to fund its ongoing growth strategy.

The group includes Ontario Teachers’ Pension Plan, GIC – Singapore’s sovereign wealth fund – and Public Sector Pension Investment Board, which collectively made an initial investment of $700 million in the company in September 2014. These three global investors each increased their holdings in XPO with the new private placement and were joined by 12 institutional investors, including sovereign and university endowment funds.

The company intends to use the net proceeds, together with cash on hand and the debt financing announced this morning, to fund its pending purchase of Norbert Dentressangle SA and for other unspecified acquisitions. There are no selling shareholders.

The transaction, which is complete and scheduled to settle this week, provides for the sale of newly issued common stock and preferred stock to the investors at a price of $45 per share of common stock on an as-converted basis. Upon approval by the company’s shareholders, the preferred stock will be converted into common stock. The stock issuance represents 28 million shares, or approximately 21% of XPO’s common stock on a fully diluted basis, assuming conversion of the preferred stock. Bradley Jacobs and Jacobs Private Equity, LLC intend to vote in favor of the stock issuance. Jacobs Private Equity, LLC will remain the company’s largest shareholder.

Bradley Jacobs, chairman and chief executive officer of XPO Logistics, said, “We’re delighted to deepen our relationships with several of our largest shareholders and also welcome new blue chip investors to XPO. We appreciate this endorsement of our growth strategy, which is still in its early innings.”

For a summary of other material terms related to the investment, see the company’s filings with the Securities and Exchange Commission. These can be accessed on the websites www.sec.gov and www.xpo.com.

Morgan Stanley is serving as placement agent for the transaction. Wachtell, Lipton, Rosen & Katz is serving as counsel to XPO for the transaction.

Completes Acquisition of BTT

The company also announced that it has completed its previously announced acquisition of Bridge Terminal Transport, one of the largest asset-light drayage providers in the United States. The acquisition adds approximately 1,300 independent owner-operators to the XPO network.

About XPO Logistics, Inc.

XPO Logistics, Inc. (NYSE: XPO) is one of the largest and fastest-growing providers of transportation and logistics services in North America. The company is the second largest freight brokerage firm, the third largest provider of intermodal services, the largest provider of last mile logistics for heavy goods, the largest manager of expedite shipments, and a leading provider of highly engineered, technology-enabled contract logistics, with growing positions in managed transportation, global forwarding and less-than-truckload brokerage. XPO facilitates more than 42,000 deliveries a day through its service portfolio.

XPO has 229 locations and over 10,500 employees. Its two business units – transportation and logistics – utilize relationships with ground, rail, sea and air carriers and other suppliers to serve over 16,000 customers in the manufacturing, retail, e-commerce, industrial, technology, aerospace, commercial, life sciences and governmental sectors. The company has more than 6,200 trucks under contract to its drayage, expedite and last mile subsidiaries, and has access to additional capacity through its relationships with over 32,000 other carriers. For more information: www.xpo.com.

Additional Information about the Investment

XPO will file a proxy statement and other documents relating to the transactions described above (the “Investment”) with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE INVESTMENT. Investors and security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov. You may also obtain these documents free of charge at www.xpo.com. You may also read and copy any reports, statements and other information filed by XPO with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549.

Participants in Solicitation

XPO and its executive officers and directors may be deemed to be participants in the solicitation of proxies from XPO shareholders with respect to the Investment. Information about XPO’s executive officers and directors is available in XPO’s proxy statement on Schedule 14A for its 2015 annual meeting of shareholders, filed with the SEC on April 8, 2015. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of XPO and its executive officers and directors in the Investment by reading the proxy statement regarding the Investment when it becomes available. Copies of these documents may be obtained free of charge as described above. This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including XPO’s ability to execute its growth strategy, including through acquisitions, and approval by XPO’s shareholders of the proposed conversion of preferred stock issued to the investors into common stock. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the Norbert Dentressangle SA (“ND”) acquisition, including the expected impact on XPO’s results of operations; XPO’s ability to successfully complete the contemplated tender offer and the squeeze out of ND’s publicly held shares; the ability to successfully integrate and realize anticipated synergies and cost savings with respect to ND and other acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of ND’s management teams; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s and ND’s networks of third-party transportation providers; the ability to retain XPO’s, ND’s and other acquired companies’ largest customers; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

Contacts:

XPO Logistics Investor Relations

Tavio Headley, +1-203-930-1602

tavio.headley@xpo.com

XPO Logistics Media Relations

Brunswick Group

Gemma Hart, +1-212-333-3810

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